10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Masters

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/2002

Cost

$5,800

Offering Purchase

0.002%

Broker
------
McDonald Investments Inc.
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Masters

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/2002

Cost

$8,700

Offering Purchase
-----------------
0.002%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Masters

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/2002

Cost

$8,700

Offering Purchase
-----------------
0.002%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Masters

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/2002

Cost

$11,600

Offering Purchase
-----------------
0.003%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Masters

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/2002

Cost

$92,800

Offering Purchase
-----------------
0.024%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Masters

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/2002

Cost

$11,600

Offering Purchase
-----------------
0.003%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Masters

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/2002

Cost

$8,700

Offering Purchase
-----------------
0.002%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Growth Fund

Security

DRS Technologies Inc.
Advisor

EIMCO

Transaction

 Date

12/16/2002

Cost

$305,200

Offering Purchase
-----------------
0.229%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.

Fund

Growth Fund

Security

DRS Technologies Inc.
Advisor

EIMCO

Transaction

 Date

12/16/2002

Cost

$200,173

Offering Purchase
-----------------
0.151%
Broker
------
BT Alex Brown
Underwriting
------------
Syndicate
Members
Wachovia Securities, Inc.